                    Schedule 14A Information
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant   / /

Check the appropriate box:
                                        / / Confidential, for
/ /  Preliminary Proxy Statement        use of the Commission
/X/  Definitive Proxy Statement         only (as permitted by
/ /  Definitive Additional Materials    Rule 14a-6(e)(2)).
/ /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

     Advance Capital I, Inc.
     (Name of Registrant as Specified in Its Charter)

     Robert J. Cappelli
     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

/ /  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary material.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.

     (3)  Filing Party:

     (4)  Date Filed:

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                     ADVANCE CAPITAL I, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held on July 27, 1995


     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the Company), will be held at the Radisson Hotel, 1500 Town Center, Southfield, Michigan, on July 27, 1995 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

     1.   To elect four Directors to hold office until the next
          Annual Meeting of Shareholders or until their successors have been elected and qualified;

     2. To ratify the selection of Price Waterhouse, L.L.P. as independent public accountants of the Company for the fiscal year ending December 31, 1995;

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 31, 1995, are entitled to notice of and to vote at the meeting.


                              By Order of the Board of Directors

                              Robert J. Cappelli, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 27, 1995




                     YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE
MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                     ADVANCE CAPITAL I, INC.
                         PROXY STATEMENT
             FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JULY 27, 1995

                          INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the Meeting) of the Company to be held at the Radisson Hotel, 1500 Town Center, Southfield, Michigan, on July 27, 1995 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc. the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal (2). The vote of a majority of the outstanding voting securities, voting in aggregate without regard to class, is necessary to determine the election of Directors and Proposal (2). A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less." Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of the Funds is June
27, 1995.









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

     Each Company share and each fractional share outstanding at the close of business on May 31, 1995, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 31, 1995, 1,808,395.219 Class A shares, 428,771.440 Class B shares, 4,440,060.232 Class C shares, 129,413.147 Class D shares and 12,206,248.474 Class E shares, all with a $.001 par value, were outstanding.

     As of May 31, 1995 the following individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of the particular Class of shares:

               Name and Address                   Shares  Percent
Classes
A, C & E       Nothing to report

Class B        Dezena Mary Houghton               21,446    5.0%
               Revocable Living Trust
               13558 Ward Street
               Southgate, MI 48195

Class D        Donna Marie Bobcean                9,557     7.4%
               23368 Duprey
               Macomb, MI  48042

               Cecile E. Carter                   7,106     5.5%
               365 Sand Point
               Mead, OK  73449

               Albert A. Less, Jr.                9,835     7.6%
               2324 Grove Park
               Fenton, MI  48430

               Ann F. Mienaltowski                8,212     6.4%
               13573 Kingsville
               Sterling Heights, MI  48312

               Thomas J. Mitchell                 6,765     5.2%
               12102 Dunham Road
               Hartland, MI  48353

               John P. Nagro                      6,983     5.4%
               816 Spooner Court
               DePere, WI  54115

               Gerald R. Rice                     7,342     5.7%
               1912 Norwood Drive
               Midland, MI  48640









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

               PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers.

     The Board meetings are regularly scheduled for the fourth
Friday of the months of January, April, July and October.  All
Directors were present at all meetings during the 1994 year.  The
Company does not have any committees of the Board.

     At the Meeting, four Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members, with the exception of Joseph A. Ahern, have been previously presented to the shareholders for election.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.

Name, Position with           Principal Occupations or
the Company, and Age          Employment During Past Five Years

Joseph A. Ahern, Esquire      Attorney and Partner, Stark, Reagan
Director Nominee 1995         & Finnerty, P.C.
Age 37

Richard W. Holtcamp           General Manager Marketing, Michigan
Director since 1989           Bell Telephone; Director-Music
Age 61                        Hall, Detroit, Michigan;
                              Consultant, Fishburn & Company.

John C. Shoemaker *           President and Director of Advance
President and Director        Capital I, Inc.;  President of
since inception (1987)        Advance Capital Management, Inc.,
Age 49                        the Company's Investment Adviser.

Frank R. Zimmerman            President, Illinois Bell Telephone
Director since 1991           Co.; Senior Vice President,
Age 63                        Corporate Affairs, Ameritech.

     * "Interested person" of the Company as defined in the Investment Company Act of 1940.

Ownership of Advance Capital I Shares

     The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 31, 1995.

               Name of Beneficial Owner      Shares    Percent

Class A        William R. Gustaferro          4,996       *
               Richard W. Holtcamp            1,089       *
               John C. Shoemaker             19,837      1.1%
               Frank R. Zimmerman             4,291       *
Class B        John C. Shoemaker              6,993      1.6%
Class C        William R. Gustaferro          2,481       *
               Richard W. Holtcamp            2,397       *
Class E        William R. Gustaferro          2,656       *

* Less than 1.0%

     Shares beneficially owned, directly or indirectly, by the Directors and Officers as a group are 62,567, 10,450, 4,878 and 2,656 shares representing 3.5%, 2.4%, 0.1% and 0.02% of Class A,
Class B, Class C and Class E stock, respectively.

Compensation of Directors and Executive Officers

     Certain information concerning the executive officers of the Company is set forth below.

Name, Office Held             Principal Occupations or
with the Company, Age         Employment During Past Five Years

John C. Shoemaker             President and Director, Advance
President                     Capital I, Inc.;  President,
Age 49                        Advance Capital Management, Inc.

Raymond A. Rathka             Vice-President, Advance Capital I,
Vice-President                Inc.;  President, Advance Capital
Age 65                        Group, Inc.;

Robert J. Cappelli            Secretary and Treasurer, Advance
Secretary and Treasurer       Capital I, Inc.;  President,
Age 43                        Advance Capital Services, Inc.

     All executive officers have held office since the inception of the Company (1987), with the exception of Mr. Cappelli who was appointed as Secretary at inception and Treasurer in 1992.

     The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. (MANAGEMENT), the investment adviser, 2) Advance Capital Services, Inc., (SERVICES) the Company's distributor of fund shares and Advance Capital Group, Inc. (GROUP), the Company's administrator, transfer agent and dividend disbursing agent. GROUP and its subsidiaries pay the salaries of the Company's officers.

     John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

     Only the independent Directors (those Directors who are not "interested persons" as that term is defined by the Investment Company Act of 1940), Messrs. Gustaferro, Holtcamp, and Zimmerman receive compensation from the Company for their service as Directors. During 1994, fees for the independent Directors were set at $1,000 annually plus $100 for each meeting attended. The aggregate fees paid to all Directors as a group for the year ended December 31, 1994, totaled $4,200. Directors were also reimbursed for expenses incurred in attending the meetings.

     The Board recommends that you vote FOR the nominees.

              PROPOSAL 2:  SELECTION OF ACCOUNTANTS

     The members of the Board, including a majority who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected Price Waterhouse, L.L.P. to serve as independent accountants for the fiscal year ending December 31, 1995, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of Price Waterhouse, L.L.P. has no direct financial interest or material indirect financial interest in the Company. Representatives of Price Waterhouse, L.L.P. are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

     On May 22, 1995, Correll Porvin Associates, who audited the Company's books since the Company's inception, resigned as the independent accountants. The reports of Correll Porvin Associates on the financial statements for the past two fiscal years, December 31, 1993 and 1994, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years, December 31, 1993 and 1994, there have been no principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Correll Porvin Associates would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through May 22, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with Correll Porvin Associates. The Board has approved the decision to change independent accountants.

     The Registrant engaged Price Waterhouse, L.L.P. as its new independent accountants as of June 16, 1995. During the two most recent fiscal years and through June 16, 1995, the Registrant has not consulted with Price Waterhouse, L.L.P. on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

     The following summarizes Price Waterhouse's accounting services for the year ending December 31, 1995: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

     The Board annually reviews the scope of services to be provided by the independent accountants and considers the effect, if any, that performance of any non-audit services might have on audit independence.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of Price Waterhouse, L.L.P.

     The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

                   PROPOSAL 3:  OTHER BUSINESS

     The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


        INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Company's investment adviser, Advance Capital Management, Inc. (MANAGEMENT), is a Michigan corporation established in 1986 for the purpose of providing investment management services. MANAGEMENT is a registered investment adviser with the Securities and Exchange Commission. MANAGEMENT charged investment advisory fees to the Company of $741,603 for 1994. MANAGEMENT is a wholly-owned subsidiary of Advance Capital Group, Inc.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD
21202.

     The Company's distributor, Advance Capital Services, Inc. (SERVICES), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. SERVICES charged distribution fees to the Company of $304,034 for 1994. SERVICES is a wholly-owned subsidiary of Advance Capital Group, Inc.

     The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. (GROUP). GROUP waived reimbursement of its administrative, transfer agent and dividend disbursing agent expenses. The total of these expenses approximated $18,600 for 1994.

     The owners of GROUP and the Directors and Officers of MANAGEMENT and SERVICES are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

Position       GROUP     SERVICES  MANAGEMENT     COMPANY
Owners         Cappelli  GROUP     GROUP          Shareholders
               Rathka
               Shoemaker

Directors      Cappelli  Cappelli  Cappelli       Gustaferro
               Rathka    Rathka    Rathka         Holtcamp
               Shoemaker           Shoemaker      Shoemaker
                                                  Zimmerman

President      Rathka    Cappelli  Shoemaker      Shoemaker

Vice President Shoemaker Shoemaker Cappelli       Rathka

Treasurer      Cappelli  Rathka    Rathka         Cappelli

Secretary      Shoemaker Shoemaker Shoemaker      Cappelli

                     SHAREHOLDERS PROPOSALS

     Proposals of shareholders which are intended to be presented at the annual meeting of the shareholders of the Company to be held in 1996 must be received by the Company for inclusion in the proxy statement and form of proxy relating to that meeting on or before March 1, 1996.

                      FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 1994 and the Statement of Operations of the Company for the year ended December 31, 1994 reported on by Correll Porvin Associates, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Mr. Robert J. Cappelli, Secretary & Treasurer, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.

     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at
(800) 345-4783.
                              By Order of the Board of Directors

                              Robert J. Cappelli, Secretary
June 27, 1995

EDGAR Appendix

This appendix contains the form of Proxy.

PROXY
ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Bond, Balanced, Long Term Income and Retirement Income Funds)

      The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 1995, at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 27, 1995 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 27, 1995.

    This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

      Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                    Dated:                        , 1995


                                    Signature


                                    Signature (If Joint Account)


                                    Title (If Applicable)

- - --------------------------------------------------------------------------
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
- - --------------------------------------------------------------------------


1. Election of     FOR all nominees /  /    WITHHOLD AUTHORITY to /  /
   directors.      listed below             vote for all nominees
                   (except as marked        listed below
                   to the contrary)

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

   Joseph A. Ahern, Richard W. Holtcamp, John C. Shoemaker, Frank R.
   Zimmerman

                                                  FOR AGAINST ABSTAIN
2. Ratify the selection of Price Waterhouse,      / /   / /     / /
   L.L.P. as independent accountants of the Company.

3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.

   If you plan to attend the Annual Meeting of Shareholders please
   indicate the number attending.       Number of attendees   _______

Exhibit Index

1. Independent Accountant's letter to the Securities and Exchange Commission in response to Item 304(a) of Regulation S-K.